     As filed with the Securities and Exchange Commission on June 20, 2001

                                                     Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM F-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------


                  UBS AG
         (EXACT NAME OF REGISTRANT
       AS SPECIFIED IN ITS CHARTER)
     SWITZERLAND           98-0186363
   (STATE OR OTHER      (I.R.S. EMPLOYER
   JURISDICTION OF     IDENTIFICATION NO.)
    INCORPORATION
  OR ORGANIZATION)
      UBS PREFERRED FUNDING TRUST II
      UBS PREFERRED FUNDING TRUST III
         (EXACT NAME OF REGISTRANT
       AS SPECIFIED IN ITS CHARTER)
      DELAWARE             51-6522770
   (STATE OR OTHER         51-6522771
   JURISDICTION OF      (I.R.S. EMPLOYER
    INCORPORATION      IDENTIFICATION NO.)
  OR ORGANIZATION)
   UBS PREFERRED FUNDING COMPANY LLC II
   UBS PREFERRED FUNDING COMPANY LLC III
         (EXACT NAME OF REGISTRANT
       AS SPECIFIED IN ITS CHARTER)
      DELAWARE             51-0410417
   (STATE OR OTHER         51-0410418
   JURISDICTION OF      (I.R.S. EMPLOYER
    INCORPORATION      IDENTIFICATION NO.)
  OR ORGANIZATION)

        BAHNHOFSTRASSE 45, ZURICH,                 C/O WILMINGTON TRUST COMPANY                THE CORPORATION TRUST COMPANY
    SWITZERLAND, 011 41-1-234 11 11 AND              1100 NORTH MARKET STREET                       1209 ORANGE STREET
         AESCHENVORSTADT 1, BASEL,                  WILMINGTON, DELAWARE 19890                  WILMINGTON, DELAWARE 19801
     SWITZERLAND, 011 41-61-288 20 20                      302-651-1118                                302-658-7581
     (ADDRESS AND TELEPHONE NUMBER OF            (ADDRESS AND TELEPHONE NUMBER OF            (ADDRESS AND TELEPHONE NUMBER OF
 REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------
                           ROBERT C. DINERSTEIN, ESQ.
                                     UBS AG
                                299 PARK AVENUE
                            NEW YORK, NEW YORK 10171
                            TELEPHONE: 212-821-3000
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

                  MARK J. WELSHIMER, ESQ.                                      JEFFREY D. BERMAN, ESQ.
                    SULLIVAN & CROMWELL                                         DAVIS POLK & WARDWELL
                      125 BROAD STREET                                           450 LEXINGTON AVENUE
                  NEW YORK, NY 10004-2498                                         NEW YORK, NY 10017
                        212-558-4000                                                 212-450-4000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-62448, 333-62448-01, 333-62448-02, 333-62448-03, 333-62448-04

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                     PROPOSED MAXIMUM         PROPOSED
           TITLE OF EACH CLASS OF                 AMOUNT TO BE        OFFERING PRICE     MAXIMUM AGGREGATE        AMOUNT OF
         SECURITIES TO BE REGISTERED               REGISTERED            PER UNIT          OFFERING PRICE      REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
Trust Preferred Securities of UBS Preferred
Funding Trust II and UBS Preferred Funding
Trust III....................................         (1)                  (3)                  (3)                  N/A
---------------------------------------------------------------------------------------------------------------------------------
Company Preferred Securities of UBS Preferred
Funding Company LLC II and UBS Preferred
Funding Company LLC III......................        (1)(2)                (3)                  (3)                  N/A
---------------------------------------------------------------------------------------------------------------------------------
Subordinated Guarantee of UBS AG with respect
to the Noncumulative Company Preferred
Securities...................................        (1)(2)                (2)                  (2)                  N/A
---------------------------------------------------------------------------------------------------------------------------------
Total........................................     $50,000,000              N/A              $50,000,000            $12,500
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Such indeterminate number or principal amount of Trust Preferred Securities of UBS Preferred Funding Trust II and UBS Preferred Funding Trust III, and corresponding Company Preferred Securities of UBS Preferred Funding Company LLC II and UBS Preferred Funding Company LLC III and related Subordinated Guarantees of UBS AG, not to exceed $50,000,000 maximum aggregate offering price exclusive of accrued dividends.

(2) No separate consideration will be received for the Company Preferred Securities of UBS Preferred Funding Company LLC II and UBS Preferred Funding Company III or the Subordinated Guarantees of UBS AG. Pursuant to Rule 457(n) under the Securities Act of 1933, no separate fee is payable with respect to these securities.

(3) The proposed maximum offering price per unit will be determined from time to time in connection with the issuance of the securities registered hereunder. The maximum aggregate offering price will be such amount in U.S. dollars that shall result in a maximum aggregate offering price for all securities not to exceed $50,000,000 exclusive of accrued dividends.
                            ------------------------

    THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               EXPLANATORY NOTE:

THIS REGISTRATION STATEMENT IS BEING FILED PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE CONTENTS OF THE REGISTRATION STATEMENT ON FORM F-3 (FILE NOS. 333-62448, 333-62448-01, 333-62448-02, 333-62448-03,
333-62448-04) FILED BY UBS AG, UBS PREFERRED FUNDING TRUST II, UBS PREFERRED FUNDING TRUST III, UBS PREFERRED FUNDING COMPANY LLC II AND UBS PREFERRED FUNDING COMPANY LLC III WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 7, 2001, AS AMENDED BY AMENDMENT NO. 1 FILED WITH THE COMMISSION ON JUNE 14, 2001, WHICH WAS DECLARED EFFECTIVE BY THE COMMISSION ON JUNE 15, 2001, INCLUDING THE EXHIBITS THERETO, ARE INCORPORATED BY REFERENCE INTO THIS REGISTRATION STATEMENT.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, UBS AG certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, in the State of New York, on June 20, 2001.

                                          UBS AG

                                          By:         /s/ ROBERT MILLS
                                            ------------------------------------
                                              Name: Robert Mills
                                              Title:  Chief Financial
                                                      Officer -- Americas

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                      NAME                                        TITLE                      DATE
------------------------------------------------------------------------------------------------------
                       *                          President of Group Executive Board     June 20, 2001
------------------------------------------------  (principal executive officer and
                 Luqman Arnold                    principal financial officer)

                       *                          Group Controller                       June 20, 2001
------------------------------------------------  (principal accounting officer)
                  Hugo Schaub

                       *                          Chairman and                           June 20, 2001
------------------------------------------------  Member of Board of Directors
                  Marcel Ospel

                       *                          Vice Chairman and                      June 20, 2001
------------------------------------------------  Member of Board of Directors
                 Alberto Togni

                       *                          Vice Chairman and                      June 20, 2001
------------------------------------------------  Member of Board of Directors
                 Markus Kundig

                       *                          Vice Chairman and Member of Board of   June 20, 2001
------------------------------------------------  Directors
            Johannes Antonie de Gier

                       *                          Member of Board of Directors           June 20, 2001
------------------------------------------------
                  Peter Bockli

                       *                          Member of Board of Directors           June 20, 2001
------------------------------------------------
                Sir Peter Davis

                       *                          Member of Board of Directors           June 20, 2001
------------------------------------------------
                 Eric Honegger

                       *                          Member of Board of Directors           June 20, 2001
------------------------------------------------
                 Rolf A. Meyer

                       *                          Member of Board of Directors           June 20, 2001
------------------------------------------------
                Hans Peter Ming

                       *                          Member of Board of Directors           June 20, 2001
------------------------------------------------
              Lawrence A. Weinbach

                /s/ ROBERT MILLS                                                         June 20, 2001
------------------------------------------------
      *By Robert Mills as attorney-in-fact

SIGNATURES

Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, the Authorized Representative has duly caused this registration statement to be signed on its behalf by the undersigned, solely in his capacity as the duly authorized representative of UBS AG in the United States, in The City of New York, State of New York, on June 20, 2001.

                                          By:         /s/ ROBERT MILLS
                                            ------------------------------------
                                              Name: Robert Mills
                                              Title: Chief Financial
                                                     Officer -- Americas

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Trust II certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on June 20, 2001.

                                          UBS Preferred Funding Trust II

                                          By: UBS Preferred Funding Company LLC
                                          II

                                            By:        /s/ ROBERT MILLS
                                              ----------------------------------
                                                Name: Robert Mills
                                                Title: President and Managing
                                                Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                       NAME                                        TITLE                     DATE
------------------------------------------------------------------------------------------------------

UBS Preferred Funding Company LLC II                              Grantor                June 20, 2001

               By: /s/ ROBERT MILLS
  ----------------------------------------------
                Name: Robert Mills
      Title: President and Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Company LLC II certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on June 20, 2001.

                                          UBS Preferred Funding Company LLC II

                                          By:         /s/ ROBERT MILLS
                                            ------------------------------------
                                              Name: Robert Mills
                                              Title: President and Managing
                                              Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                       NAME                                        TITLE                     DATE
------------------------------------------------------------------------------------------------------

             /s/   Robert Mills                      President and Managing Director     June 20, 2001
---------------------------------------------------
                   Robert Mills

                         *                           Treasurer and Director              June 20, 2001
---------------------------------------------------
                    Per Dyrvik

                         *                           Secretary and Director              June 20, 2001
---------------------------------------------------
                 Robert Dinerstein

/s/ ROBERT MILLS                                                                         June 20, 2001
---------------------------------------------------
*By Robert Mills as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Trust III certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on June 20, 2001.

                                          UBS Preferred Funding Trust III

                                          By: UBS Preferred Funding Company LLC
                                          III

                                            By:        /s/ ROBERT MILLS
                                              ----------------------------------
                                                Name: Robert Mills
                                                Title: President and Managing
                                                Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                       NAME                                        TITLE                     DATE
------------------------------------------------------------------------------------------------------

UBS Preferred Funding Company LLC III                             Grantor                June 20, 2001

               By: /s/ ROBERT MILLS
  ----------------------------------------------
                Name: Robert Mills
      Title: President and Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Company LLC III certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on June 20, 2001.

                                          UBS Preferred Funding Company LLC III

                                          By:         /s/ ROBERT MILLS
                                            ------------------------------------
                                              Name: Robert Mills
                                              Title: President and Managing
                                              Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                       NAME                                        TITLE                     DATE
------------------------------------------------------------------------------------------------------

            /S/    Robert Mills                      President and Managing Director     June 20, 2001
---------------------------------------------------
                   Robert Mills

                         *                           Treasurer and Director              June 20, 2001
---------------------------------------------------
                    Per Dyrvik

                         *                           Secretary and Director              June 20, 2001
---------------------------------------------------
                 Robert Dinerstein

/s/ ROBERT MILLS
---------------------------------------------------
*By Robert Mills as attorney-in-fact

                                 EXHIBIT INDEX

      EXHIBIT
      NUMBER
      -------                               DESCRIPTION
        5.1         Opinion of Richards, Layton & Finger, P.A. as to the
                    validity of the trust preferred securities and the company preferred securities*
        5.2         Opinion of Sullivan & Cromwell as the validity of the UBS AG subordinated guarantees*
        5.3         Opinion of Bar & Karrer as to certain matters of Swiss law*
        8.1         Opinion of Sullivan & Cromwell as to U.S. federal tax
                    matters*
        8.2         Opinion of ATAG Ernst & Young AG, Switzerland, as to Swiss
                    tax matters*
       23.1         Consent of Richards, Layton & Finger, P.A. (included in
                    Exhibit 5.1)*
       23.2         Consent of Sullivan & Cromwell (included in Exhibit 5.2)*
       23.3         Consent of Sullivan & Cromwell (included in Exhibit 8.1)*
       23.4         Consent of Bar & Karrer (included in Exhibit 5.3)*
       23.5         Consent of ATAG Ernst & Young AG, Switzerland*
       23.6         Consent of Ernst & Young Ltd.*
       23.7         Consent of Ernst & Young LLP*

---------------
* Filed herewith